Exhibit 99.1

WALTER INVESTMENT MANAGEMENT CORP.

CODE OF CONDUCT AND ETHICS

INTRODUCTION

We often hear or read about the concept of “values,” the principles that guide the manner in which we conduct our daily lives, interact with our families and treat others. In much the same way, a corporation relies upon the fundamental principles, or “core values,” of its directors, officers and employees to achieve its business goals.

Of these core values, none is more important than integrity, the common thread that connects all of our core values. No matter how committed we are to quality, how innovative our products and services are, how many hours we work or ideas we provide, the long-term success of our company ultimately depends on building trusting relationships with customers, suppliers, business partners, shareholders and each other.

Walter Investment Management Corp. and its Subsidiaries, including the Green Tree and Marix organizations (collectively, the “Company”) maintain policies and procedures that underscore our commitment to ethical, moral and legal business conduct. These principles and procedures are outlined in this Code of Conduct and Ethics (“Code of Conduct” or the “Code”) and apply equally to all directors, officers (including, the Company’s principal executive officer, its principal financial officer, its principal accounting officer and controller, and others performing similar functions) and employees of the Company (all are collectively referred to as “employees” throughout this Code). Many of these policies are expanded upon, and additional policies applicable to all employees, are set forth in the Company’s Employee Handbook. Employees are responsible for knowing and understanding the policies and guidelines set forth in the Code and the Employee Handbook. In agreeing to serve as a director of the Company or in accepting employment with the Company, directors and employees must accept the responsibility of adhering to the highest ethical standards, displaying loyalty to the Company, avoiding conflicts of interest, and adhering to all applicable laws and regulations. If questions or ethical concerns arise, it is the obligation of each and every director and employee to raise them as provided in this Code.

The Company requires that all employees and directors comply with the policies set forth in the Code of Conduct and the Employee Handbook. Violations of the policies in the Code of Conduct and/or the Employee Handbook, including the failure to report suspected or known violations by others, may result in disciplinary action, up to and including discharge from employment.

PROFESSIONAL CONDUCT

Employees are expected to conduct themselves appropriately while on the job and to adhere to and comply with the highest ethical standards in the conduct of business. Employees must act with complete honesty, candor and integrity when managing the business of the Company and in dealing with others. The Company entrusts its reputation to its employees and therefore employees should never be subject, or even seem subject, to influences, interests or relationships which conflict with the business interests of the Company. Employees are expected to comply with all applicable legal requirements. Conduct in any form that is disruptive to an efficient business atmosphere may subject employees to disciplinary action, up to and including discharge from employment. For a list of examples of conduct that is not permitted in the workplace employees are directed to the Company’s Professional Conduct Policy in the Employee Handbook. The Professional Conduct Policy is not intended, nor will it be applied in a manner so as to limit complaints or discourse which is protected by law.

CONFLICTS OF INTEREST

As an industry leader which values its integrity in the marketplace, the Company must adhere to the principle that all business decisions be made in the best interests of the Company, with complete objectivity and not in the personal interest of employees. In reaching such decisions, employees cannot be influenced by personal or family relationships. Employees should never be subject, or even appear to be subject, to influences, interests or relationships which conflict with the business interests of the Company. Accordingly, employees are expected at all times to display loyalty to the Company by performing their jobs in its best interest and not in the interest of any employee’s conflicting personal financial gain or that of a third party.

A potential conflict of interest exists if a Company employee has, or appears to have a business, financial, family or other relationship with suppliers, customers or competitors that might impair the independence of any judgment the employee renders on behalf of the Company. A “conflict of interest” is defined as any situation in which an employee engages in activities or takes actions that may adversely affect the interests of the Company or that may personally benefit the employee. Such conflicts exist where an employee receives a benefit from a customer, dealer, contractor, vendor, supplier, manufacturer, appraisal company or other third party in connection with any Company business. A benefit may be in the form of money or monetary equivalents, gift cards/certificates, gifts, merchandise, trips, services or other form of a benefit received, directly or indirectly (see “Entertainment/Gift Policy” for additional information).

As a guide, the following are examples of areas in which Company employees may encounter a conflict of interest:

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Investments: No employee or his or her immediate family may have a significant (controlling) financial interest or management control in a competitor, supplier or customer of the Company. A nominal or portfolio investment in a publicly traded firm normally does not represent a conflict of interest provided it does not affect the employee’s efforts on behalf of the Company.

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Outside Business Activity: No employee may have any outside business interest that diverts a significant amount of time or attention from the employee’s duties and responsibilities to the Company; and under no circumstances may an employee work for or provide services directly or indirectly to a competitor of the Company while employed by the Company.

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Employment/Business Activities of Relatives: If an employee has a spouse or close relative who is an employee and/or owner of a customer, supplier, or competitor of the Company, the employee is expected to disclose the relationship to the Company. The employee may not discuss any confidential Company activity with such persons or reveal any confidential Company information.

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Employee Relationships: Under no circumstances is an employee to use his or her position to influence the hiring of a close relative. Similarly, if an employee has a close relative who is also an employee of the Company it is unacceptable for the employee to be in a position to influence, directly or indirectly, employment or performance decisions regarding the relative.

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Business Opportunities: Employees are not to take, or permit others to take, advantage of a business opportunity that properly belongs to the Company, and should promptly report to the Company the existence of any such opportunities of which they become aware. Employees should not compete with the Company or use Company property, information or position for personal gain.

•	Executive Loans: Directors and executive officers are prohibited from receiving a loan of any amount or type from the Company.

If an employee is uncertain whether a particular transaction or relationship may give rise to a conflict of interest, the employee is encouraged to discuss the matter with his or her manager or supervisor, an Ethics Officer or a member of the Ethics Committee before taking any action.

ENTERTAINMENT/GIFTS

Business decisions by Company employees are expected to be made only on the basis of quality, reputation, service, price and similar competitive factors. Therefore, good judgment and moderation must be exercised when accepting entertainment and gifts in order to avoid even the appearance that a business decision has been influenced.

Certain gifts and entertainment are not to be accepted under any circumstances, including loans from individuals or organizations having dealings with the Company (unless such individual or organization is in the business of making loans), any form of cash gratuities (including, gift cards/certificates), private or personal discounts not sanctioned by the Company, and any illegal activities.

Specific guidelines relating to acceptance of entertainment or gifts from suppliers and customers are provided in sections relating to supplier and customer relationships and in the Employee Handbook. Employees who have questions regarding the appropriateness of accepting or giving entertainment or gifts are encouraged to seek the advice of their supervisor, an Ethics Officer, or any member of the Ethics Committee.

SUPPLIER RELATIONSHIPS

The Company’s supplier relationships are to be based on fundamental concepts of honesty, fairness, mutual respect and nondiscrimination. We encourage continued supplier support that will enhance our mutual prosperity and build sound, long-term relationships. At the same time, we respect and value healthy competition for our business. Purchasing decisions by Company employees must therefore be made solely on the basis of quality, reputation, service, cost and similar competitive factors.

Company employees who deal with suppliers or potential suppliers, whether routinely, occasionally or infrequently, directly or indirectly, must be beyond reproach in every business transaction and must not allow themselves to be put into a position where business judgments can be influenced. The following parameters define the overall environment in which business is to be conducted with our suppliers:

•	Purchases of materials and services are to be performed fairly and impartially and are not to be influenced by bias or favoritism.

•	All discussions with an existing or potential supplier are to be restricted solely to the Company’s needs and the materials and/or services being offered by or sought from that supplier.

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Any Company employee who has authority to approve or influence purchasing decisions is prohibited from accepting from suppliers or potential suppliers entertainment or gifts in excess of nominal value ($100 in aggregate over a 12-month period) without the specific prior approval of the Ethics Committee.

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If attendance by a Company employee at a vendor-sponsored event would provide a business opportunity for the Company, or promote a business relationship providing a tangible benefit to the Company, associated expenses should be paid by the Company.

•	Reciprocity with suppliers will not be tolerated. Bribes, kickbacks, rewards or similar consideration are not to be solicited or accepted in connection with any purchasing transactions.

•	Company employees who make or approve purchasing decisions are not to solicit gifts of money/time from current or potential suppliers on behalf of charitable, civic or other organizations.

CUSTOMER RELATIONSHIPS

The Company is committed to providing services and products that meet all legal and contractual obligations and the Company’s quality standards. Our success depends on building productive relationships with our customers based on integrity, ethical behavior and mutual trust. All employees are expected to maintain impartial relationships with customers.

We manage our business according to the following principles, regardless of customer merchandising philosophy, format or class of trade:

•	We will treat all customers fairly, with courtesy and respect and without discrimination.

•	We will not attempt to unfairly influence customer decisions regarding the purchase of competitive items or services.

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In dealing with our customers, Company employees should exercise sound judgment and moderation and should accept or offer entertainment or gratuities only to the extent they are in accordance with reasonable business practices and reasonable customs in the marketplace.

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The Company will not tolerate reciprocity with customers in any part of the business. Therefore, bribes, kickbacks, rewards, including cash gratuities (including, gift cards/certificates) and trips or other similar consideration are not to be solicited, given or accepted in connection with any business transaction.

ACCURACY OF COMPANY RECORDS

All Company business records must be accurate, honest and complete without restriction or qualification and completed in a timely manner. The accuracy of all records involves both factual documentation and ethical evaluation or appraisal. Accuracy of records is of critical importance to the Company.

It is every employee’s responsibility to make open and full disclosure to, and cooperate with outside accountants in connection with audit or review of the Company’s financial statements. Employees must not knowingly provide an auditor with inaccurate or misleading legal or financial analysis. In addition, employees must not act in any way which may be perceived as coercing, manipulating, misleading or fraudulently influencing any independent public or certified public accountant engaged in the performance of an audit or review of the Company’s financial statements or other business functions.

The Company does not maintain nor does it sanction any “off-the-books” fund for any purpose. Without exception, all Company funds will be accounted for in official Company records, and the identity of each entry and account will be accurate and complete.

The Company prohibits the concealment of any payment by means of passing it through the books and accounts of third parties, such as agents or consultants.

Employees are expected to be honest, objective and loyal in the performance of their record-keeping responsibilities. No acceptable reason exists for a deliberately false or misleading Company record. Employees are expected to report immediately any suspected inaccuracy or false statement in the Company’s books and records. Similarly, the Company expects employees to report all complaints, allegations and similar submissions regarding the appropriateness of accounting, internal controls or auditing matters, especially if an employee feels pressured to prepare, alter, conceal or destroy documents in lieu of standard accounting.

The Company prohibits any action to evade taxes payable by the Company. It is likewise not permissible to aid or facilitate Company employees, vendors or customers in misrepresenting or evading taxes of any kind.

CONFIDENTIAL INFORMATION

Some of the Company’s most valuable assets include non-public Company information. As part of an employee’s job responsibility, he or she may work with, or have access to, information and materials that are non-public and confidential. Information exists in many forms – it can be printed or written on paper, stored electronically (e.g., diskettes, CD-ROM, hard drives, etc.), transmitted electronically (e.g., via e-mail, facsimile, file transfer, etc.) and spoken in conversation. Protecting this information is vital to the Company’s ability to effectively conduct its business.

Employees must safeguard and must not disclose, misuse or destroy any non-public information that is proprietary or confidential to the Company. Non-public information is information of a confidential, proprietary or secret nature related to the Company’s business. Such information includes, for example, business contacts, trade secrets, lists of and data concerning leads, prospects, business and product plans, customer information, information about our business methods, pricing, computer programs, and/or similar information the Company maintains in confidence. Non-public information may also include information learned about customers, competitors, suppliers or others during employment with the Company. Additional information pertaining to Confidential Information can be found in the Employee Handbook.

COMPANY PROPERTY

The Company prohibits the use of Company personnel, facilities, or equipment (including vehicles, telecommunications equipment, computers, and computer-related properties) for other than Company business, or a Company-sponsored or Company-approved activity.

For related information, including acceptable use of the internet and e-mail, refer to the Company’s Employee Handbook.

INFORMATION SECURITY

Information and information systems are critical to the Company’s assets. Accordingly, Company employees have a duty to preserve, increase the effectiveness and reliability of, and account for Company information and information systems. Employees are expected to take appropriate steps to ensure that information and systems are properly protected from a variety of threats such as error, fraud, embezzlement, sabotage, extortion, industrial espionage, privacy violations and natural disaster.

Security measures must be employed regardless of the medium on which information is stored (fiche, paper, magnetic media, etc.) or the methods by which it is moved (electronic mail, face-to-face conversation, etc.). Such protection includes basing access to information on the need to know. Managers are expected to devote sufficient time and resources to enforce information security for information under their control or use.

For related information, refer to the Employee Handbook.

SECURITIES LAWS AND INSIDER INFORMATION

Since common stock and certain other securities issued by the Company are publicly traded, the Company is subject to numerous federal and state laws regulating disclosure of Company information and the trading of its securities.

Employees are prohibited by Company policy and the law from buying or selling securities of the Company at a time when in possession of “material nonpublic information.” This conduct is known as “insider trading.” Passing such information on to someone who may buy or sell securities – known as “tipping” – is also illegal. The prohibition applies to Company securities and to securities of other companies. Information is “material” if (a) there is a substantial likelihood that a reasonable investor would find the information “important” in determining whether to trade in a security; or (b) the information, if made public, likely would affect the market price of a company’s securities. Examples of types of material information include unannounced dividends, earnings, financial results, new or lost contracts or products, sales results, important personnel changes, business plans, possible mergers, acquisitions, divestitures or joint ventures, important litigation developments, and important regulatory, judicial or legislative actions. Information may be material even if it relates to future, speculative or contingent events and even if it is significant only when considered in combination with publicly available information.

The Company has adopted a comprehensive Insider Trading Policy that is outlined further in the Employee Handbook and is available through the Law Department. If you have questions or are uncertain about how these laws may apply to a specific activity, contact the Law Department at (813) 421-7605. Employees are encouraged to ask questions and seek advice.

OTHER LAWS

Employees of the Company are expected to follow the laws, regulations, judicial decrees and orders applicable to the Company, its property, employees and actions. While this Code of Conduct addresses some specific legal areas, it cannot comprehensively set forth all applicable legal requirements. Employees are encouraged to report their concerns to their manager or supervisor, or, if they prefer, to the Company’s auditors, legal counsel or other designated person.

Antitrust

The Company’s business is conducted under conditions of intense competition. The Company is committed to the concept of fair and vigorous competition for contributing to economic and social progress. This specifically includes adherence to antitrust laws and regulations.

Laws related to antitrust and competition are extensive and complex and not capable of being described fully in this Code. However, types of conduct that are likely to raise antitrust concerns, however, include:

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Agreements between competitors that limit independent judgment and restrain trade such as agreements to fix prices or to divide a market for clients/customers, territories or services. Any communications with a competitor’s representative, no matter how innocuous at the time, may later be subject to scrutiny and form the basis for accusations of improper or illegal conduct.

•	Discriminating in terms and services offered to customers where a company treats one customer or group of customers differently than another.

•	Exclusive dealing agreements where a company requires a customer to buy from a supplier or sell to only that company.

If you have questions or are uncertain about how these laws may apply to a specific activity, contact the Law Department. We encourage you to ask questions and seek advice.

Environmental / Health and Safety Compliance

It is Company policy to comply with applicable environmental laws and regulations. Upon discovery of any hazardous or unsafe condition or event that may affect the environmental impact of the Company’s operations, a Company employee should promptly notify his or her supervisor and, if appropriate, the Company’s Law Department.

Every employee is responsible for attaining and maintaining a safe work environment, and each employee is expected to perform in accordance with all health and safety laws, regulations and Company policies. Employees are responsible for notifying a supervisor, or, if they prefer, the Company’s internal auditors, the Law Department or other designated person, of any hazardous condition in the workplace and any other suspected violation of health and safety laws and regulations.

For related information, refer to the Company’s Environmental, Health and Safety policy available from the Law Department.

Employment Practices

The Company is an equal opportunity employer. Our policy is to maintain a working environment free from harassment and discrimination because of race, color, creed, religion, gender, age, national origin, marital status, sexual orientation, disability, pregnancy or any other legally protected status. Company policy and governmental regulations forbid harassment and discrimination in recruiting, hiring, training, promotion, demotion or transfer, layoff or termination, salary administration, benefits and all other terms, conditions and benefits of employment. Additional guidance on the requirements imposed by the equal opportunity laws and Company policies prohibiting harassment and discrimination in the workplace are contained in the Employee Handbook.

Alcohol and Substance Abuse

The manufacture, distribution, dispensation, possession or use of a controlled substance in the Company’s workplace is prohibited. Furthermore, the use of a controlled substance outside the Company’s workplace where the effects of such use impair the employee’s ability to safely and efficiently perform his or her job is prohibited. The presence or use of alcohol in the workplace will not be tolerated.

ADVERTISING/PROMOTION

Advertisements used by the Company are to be substantiated by supporting data before they are published or broadcast. Every effort must be made to ensure that the customer is not disappointed by claims for our services or products that are not supported by performance. The purpose of our advertising has always been to emphasize the quality of our services and products.

POLITICAL CONTRIBUTIONS

Corporate political contributions made on behalf of the Company are permitted only with prior written approval of Company legal representatives and corporate and subsidiary officers, and only to the extent allowed by law. Unauthorized contributions or payments of any type (or promises of the same) to any local or foreign public officials are strictly forbidden.

Acts of hospitality and entertainment directed to public officials should be of such a scale as to avoid compromising the integrity or impugning the reputation of the Company or the public official. These acts should not only be legal, proper and correct but should also give that appearance. All such conduct should be performed with the expectation that it will later become public knowledge. Employees, as individuals, are encouraged to contribute to the party or candidate of his or her choice. In no instance are employees to obtain reimbursement from the Company for any such personal contributions.

PERSONAL RESPONSIBILITY

Each of us takes pride in the high standards of conduct that identify us as Company employees. It is our responsibility to implement and carry out our commitments to our shareholders, customers, suppliers, fellow employees and society as a whole. Every employee, regardless of position, is expected to assume this responsibility to assist the Company in carrying out these commitments.

All employees assume the responsibility to:

•	Read and understand the requirements of this Code of Conduct and Ethics.

•	Sign required acknowledgment forms and annual refresher statements.

•	Abide by the Code of Conduct and Ethics.

•	Demonstrate through daily conduct their personal commitment to complying with the Code of Conduct and Ethics.

•	Remain alert to actions by any employee, or any other person or organization with whom the Company has a relationship, that violate the Code of Conduct and Ethics.

•	Report all Code of Conduct and Ethics violations, including complete disclosure of all relevant information.

CODE OF CONDUCT AND ETHICS COMPLIANCE PROGRAM

To ensure compliance with this Code of Conduct and Ethics and all legal and regulatory requirements relevant to our business, a compliance procedure has been established.

This Code of Conduct and Ethics is designed to provide guidance to all employees on matters of proper business conduct and ethics. The Code should be viewed as supplemental to other Company policies which are equally binding on all officers, directors and employees. This compliance procedure has been established to answer questions, provide advice, investigate allegations of wrongdoing and arrange for appropriate corrective and disciplinary actions if violations are discovered. The Corporate Ethics Committee oversees administration of the program, reviews allegations of Code violations and periodically reports to the Company’s Board of Directors.

Improper Use of the Program

In no event will the Company take or threaten any action against an employee for making a report or disclosing information in good faith. Unfortunately, any program can be abused. For example, an employee might attempt to harm another employee through false accusations. Improper use of this compliance procedure will not be tolerated, and such actions will be subject to discipline.

Penalties for Code of Conduct and Ethics Violations

Depending on severity, violations of this Code of Conduct and Ethics may result in the Company:

•	taking disciplinary action, including termination of employment, suspension or demotion.

•	pursuing civil remedies for restitution.

•	referring criminal misconduct to appropriate prosecutorial authorities that can result in criminal jail sentences and/or fines.

Additionally, violations of federal, state or local laws can expose both you and the Company to criminal and/or civil prosecution.

REPORTING VIOLATIONS

All employees of the Company have the responsibility to report any violation of this Code of Conduct and Ethics. Violations should be reported in detail, conveying as much information as is available to facilitate proper, effective and timely investigation. Allegations will be reviewed and investigated promptly in cases where sufficient information has been provided. If all known facts and/or documented evidence are not provided, appropriate review and follow-up will likely not be possible.

Violations, or possible violations, of the Code of Conduct and Ethics should generally be addressed first with immediate supervisors. This may provide valuable insight or perspective and will encourage resolution of problems within the appropriate department. However, an employee who does not feel comfortable discussing the matter with his or her immediate supervisor should address the matter with the appropriate department head, a member of the Ethics Committee, an Ethics Officer, or report it over the special telephone Ethics Hotline, IN TOUCH, which is available for this purpose. IN TOUCH is an independently operated, confidential and anonymous telephone hotline that can be reached at 1-800-835-5870, PIN #48733. Reports received by the operator of the Ethics Hotline will be forwarded to the Ethics Committee for review and investigation if appropriate. Reports may be made anonymously, however, should an employee choose to identify him or herself, the communication will be kept confidential, i.e., shared only with persons who have a need to know, and the matter can be investigated with greater accuracy and efficiency. When possible, or in the alternative, written reports should be submitted on the attached Ethical Conduct Inquiry form.

During the review, the person or persons conducting the review will not be at liberty to discuss the progress of the investigation or any preliminary findings with the complainant. Depending on the circumstances, upon completion of the investigation, a summary of findings may be reported if requested.

CONTACTS

Confidential Ethics Hotline*:

* operated by IN TOUCH, an independent third party provider

Phone: 1-800-835-5870, PIN #48733

Stuart D. Boyd, V.P., General Counsel and Secretary

Walter Investment Management Corp.

3000 Bayport Drive, Suite 1100

Tampa, FL 33607

Phone: (813) 421-7605/ Fax: (813) 281-5635

E-mail — sboyd@walterinvestment.com

William Meurer

Chairman Audit Committee of the Board of Directors

Walter Investment Management Corp

3000 Bayport Drive, Suite 1100

Tampa, FL 33607

E-mail — w.j.meurer@gte.net

Ethics Committee:

Charles Cauthen, COO and CFO (813) 421-7612

Stuart D. Boyd, V.P., General Counsel and Secretary (813) 421-7605

Del Pulido, V.P., Human Resources (813) 421-7662

Brian Corey, S.V.P., General Counsel and Secretary, Green Tree (651) 293-3472

Barbara Didrikson, S.V.P. Human Resources, Green Tree (651) 293-3497

Ethics Officers:

Members of the Ethics Committee

The Senior Human Resources / Employee Relations official

of each WlMC/Green Tree subsidiary company

WALTER INVESTMENT MANAGEMENT CORP.

AND SUBSIDIARIES

Code of Conduct and Ethics

Ethical Conduct Inquiry (ECI)

Instructions

1.	If you are unsure of specifics, estimate or leave the space blank.

2.	You need not identify yourself as the person making this report. You may also list yourself and others in the appropriate section as persons who may have relevant information.

3.	You may leave your report with an Ethics Officer or mail it to:

Corporate Counsel — Law Department

Walter Investment Management Corp.

3000 Bayport Drive, Suite 1100

Tampa, FL 33607

Phone: (813) 421-7605/ Fax: (813) 281-5635

E-mail — sboyd@walterinvestment.com

Attn: General Counsel

Circumstances of Suspected Violation*

(Attach additional sheets if needed)

Briefly describe suspected violation (what happened)?

When did it happen?

Where?

Person(s) suspected of involvement:

Person (s) who may have relevant information:

Date:                                                                              Printed Name and Signature: (optional)

*Failure	to disclose all known facts will prevent a complete and timely investigation.

The contents of this document do not constitute the terms of a contract of employment. This document should not be construed as a guarantee of continued employment. Rather, employment with Walter Investment Management Corp. or its subsidiaries is on an “at will” basis. This means that the employment relationship may be terminated at any time by either the employee or the employer for any reason not expressly prohibited by law.